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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 23, 2000


                                  CompUSA Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

               1-11566                            75-2261497
      (Commission File Number)       (I.R.S. Employer Identification No.)


                           14951 North Dallas Parkway
                               Dallas, Texas 75240
                    (Address of principal executive offices)


                    Registrant's telephone number, including
                            area code: (972) 982-4000


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

     On January 23, 2000, CompUSA Inc., a Delaware corporation (the "Company"), entered into a Merger Agreement, dated as of January 23, 2000, by and among the Company, Grupo Sanborns, S.A. de C.V., a corporation organized under the laws of the United Mexican States ("Grupo Sanborns") and TPC Acquisition Corp., a Delaware corporation and subsidiary of Grupo Sanborns ("TPC"), providing for a cash tender offer by TPC for all outstanding shares of common stock, $0.01 par value (the "Shares"), of the Company not owned by Grupo Sanborns or its affiliates for $10.10 per Share, and following the tender offer, a merger of TPC with the Company. In connection with the Merger Agreement, the Company entered into Amendment No. 1 to Rights Agreement (the "Amendment"), dated as of January 23, 2000, between the Company and American Stock Transfer & Trust Company. On January 24, 2000, Grupo Sanborns and the Company issued a joint press release (the "Press Release") announcing the execution of the Merger Agreement.

     The Merger Agreement, the Amendment and the Press Release are attached hereto as Exhibits 2.1, 4.1 and 99.1, respectively, and are incorporated herein by reference. The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of such agreement.

Item 7. Financial Statements and Exhibits.

     (a)  Financial statements of businesses being acquired: Not Applicable.

     (b)  Pro forma financial information: Not Applicable.

     (c)  Exhibits:

          2.1 Merger Agreement, among Grupo Sanborns, S.A. de C.V., TPC Acquisition Corp. and CompUSA Inc., dated as of January 23, 2000.

          4.1 Amendment No. 1 to Rights Agreement, between CompUSA Inc. and American Stock Transfer & Trust Company, dated as of January 23, 2000.

          99.1 Press Release, dated as of January 24, 2000.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CompUSA Inc.


Dated: January 26, 2000                 By: /s/ James E. Skinner
                                            ------------------------------
                                            James E. Skinner
                                            Executive Vice President and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------

2.1 Merger Agreement, among Grupo Sanborns, S.A. de C.V., TPC Acquisition Corp. and CompUSA Inc., dated as of January 23, 2000.

4.1              Amendment No. 1 to Rights Agreement, between CompUSA Inc.
                 and American Stock Transfer & Trust Company, dated as of January 23, 2000.

99.1             Press Release, dated as of January 24, 2000.


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